Exhibit 10.27
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             MORTGAGE MODIFICATION AND EXTENSION AGREEMENT



     AGREEMENT, made the 28th day of August, 1997 between MSB BANK, a federally chartered savings bank having its principal office at 35 Matthews Street, Goshen, New York 10924, hereinafter designated as the party of the first part and as Mortgagee, and TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with its office for doing business at Fields Lane, PO Box 382, Brewster, New York 10509-0382 hereinafter designated as the party of the second part and as Mortgagor.

     WITNESSETH, that the party of the first part, the holder of the following Mortgages and of the Notes executed thereby:

     (a) Mortgage dated May 15, 1991 made by Touchstone Applied Science Associates, Inc. and Town of Southeast Industrial Development Agency, Mortgagors to Barclay s Bank of New York, N.A., Mortgagee in the original principal sum of $400,000.00 and recorded in the Putnam County Clerk s Office on May 16, 1991 in Liber 1391 MP 57, upon which there remains an outstanding principal balance of $219,160.97 with interest thereon, payment for which has been assumed by the party of the second part, which mortgage was assigned by the Mortgagee, Barclay s Bank of New York N.A. to the Bank of New York, Assignee by instrument of assignment dated March 31, 1993 and recorded March 1, 1994 in Liber 1886, MP 113 in the Putnam County Clerk s Office;

     (b) Gap Mortgage dated August 28, 1997 in the principal amount of $1,580,839.03 plus interest thereon, intended to be recorded in the Putnam County Clerk s Office simultaneously herewith.

     The Mortgagor herein has assumed the Mortgage recited in Clause (a) above by agreement of assumption contained in the Deed from Town of Southeast Industrial Development Agency to Touchstone Applied Science Associates, Inc. dated August 26, 1997 and intended to be recorded simultaneously herewith. The liens of the prior Mortgage and the Gap Mortgage executed simultaneously herewith are hereby consolidated and coordinated so that together they shall hereinafter constitute in law a valid and enforceable first lien upon the mortgaged property securing the consolidated indebtedness in the amount of $1,800,000.00, together with interest accrued and to accrue thereon and all other sums secured thereby and the Mortgagor hereby assumes and agrees to pay the consolidated indebtedness and interest thereon at the rate of interest on the terms provided for in that certain Amended and Restated Mortgage Note dated the date hereof and made by the Mortgagor to the Mortgagee (the "Amended and Restated Mortgage Note").

     The payment of this consolidated indebtedness of $1,800,000.00, together with interest at the rate of EIGHT AND ONE HUNDRED TWENTY FIVE ONE THOUSANDTHS (8.125%) PER CENT per annum shall be paid, interest only, on the fifteenth (15th) day of September, 1997 and thereafter, constant payments of principal and interest on the 15th day of October, 1997 and on the 15th day of each month thereafter until September 15, 2007, when the entire remaining principal balance, plus accrued interest, shall become fully due and payable, all in accordance with the Amended and Restated Mortgage Note executed simultaneously herewith and incorporated by reference herein.

     If the Amended and Restated Mortgage Note or any installment of principal or interest becomes payable on a Saturday, Sunday or public holiday under the laws of the State of New York, such payment shall be extended to the next succeeding business day and (except for interest payments) interest thereon shall be payable at the rate herein specified during such extension.

     The whole of the principal sum of any part thereof, and of any other sums of money secured by the Mortgage given to secure the Note shall forthwith or thereafter, at the option of the party of the first part, become due and payable if default be made in any payment under this Agreement, or upon the happening of any default which, by the terms of the Mortgage extended by this Agreement, shall entitle the party of the first part to declare the same or any part thereof to be due and payable; and all of the covenants, agreements, terms and conditions of said Mortgage are hereby incorporated herein with the same force and effect as if herein set forth at length, excepting as herein modified.

     AND the party of the second part further covenants with the party of the first part as follows:

     1. That the party of the second part will pay the indebtedness in full as hereinbefore provided.

     2. In order more fully to protect the security of this Mortgage together with, and in addition to, the monthly installments of principal and interest payable under the terms of the Note secured hereby, the Mortgagee, at its option, may demand on ten (10) days written notice to the Mortgagors that the Mortgagors will pay to the Mortgagee, as Trustee (under the terms of this Trust as hereinafter stated), on the 1st day of each month until the amount is fully paid, the following sums:

          (a) a sum equal to 1/12th of the taxes and special assessments next due on the premises covered by this Mortgage, plus the premiums that will next become due and payable on policies of fire and other hazard insurance on the premises covered hereby (all as estimated by the Mortgagee as Trustee) less all sums already paid therefor divided by the number of months to elapse before one month prior to the date when such taxes, assessments and premiums will become first payable, such sums to be held by the Mortgagee in trust to pay such taxes, special assessments and premiums before the same become delinquent;

          (b) all payments mentioned in the preceding subdivision of this Paragraph and all payments to be made on the Note secured hereby shall be added together and the aggregate amount thereof shall be paid by the Mortgagor each month in a single payment to be applied by the Mortgagee to the following items in order named:

               1. Taxes, assessments, water rates, fire and other hazard insurance premiums if the Mortgagee has made a written demand for monthly payments of taxes and/or insurance;

               2.   Interest on the Note secured hereby; and

               3.   Amortization of the principal of the Note;

          (c) Any deficiency in the amount of such aggregate monthly installment shall, unless made good by the Mortgagor prior to the due date of the next such payment, constitute a default under this Mortgage. In the event that any installment shall become overdue for a period in excess of ten (10) days, a "late charge" of five ($.05) cents for each dollar ($1.00) so overdue may be charged by the holder hereof for the purpose of defraying the expense incident to handling such delinquent payment.

     3. If the total of the payments made by the Mortgagor under Subdivision (b) of the preceding Paragraph shall exceed the amount of payments actually made by the Mortgagee as Trustee or its assigns for taxes, assessments, water rates or insurance premiums, as the case may be, such excess shall be credited by the Mortgagee as Trustee or its assigns on subsequent payments to be made by the Mortgagor. If, however, the estimated monthly payments made by the Mortgagor under Subdivision (b) of the preceding Paragraph shall not be sufficient to pay the taxes, assessments, water rates and insurance premiums when the same shall become due and payable, then the Mortgagor shall pay to the Mortgagee as Trustee or its assigns any amount necessary to make up the existing deficiency according to a revised estimated budget before the due date of the next monthly payment. If there shall be default under any provision of this Mortgage and Mortgagee shall elect to declare the unpaid principal immediately due and payable, Mortgagee as Trustee may apply the amount then remaining to the credit of Mortgagor on account of the unpaid interest and unpaid principal.

     4. That the party of the second part will pay all taxes, assessments, water rates and other governmental or municipal charges, fines or impositions, for which provision has not been made as hereinbefore stated and in default thereof the party of the first part may pay the same; and that the party of the second part will promptly deliver the official receipts therefor to the party of the first part.

     5. That no building on the premises shall be removed, altered or demolished and no fixtures or personal property covered by this Agreement shall be removed or demolished, without the written consent of the party of the first part. The party of the second part, for himself, his heirs, and all subsequent owners of said premises, covenants and agrees with the party of the first part and the successors and assigns of the party of the first part, that he will keep and maintain the mortgaged premises in a good and complete state of repair and will promptly comply with all the requirements of the Federal, State and Municipal governments or of any departs or bureaus thereof having jurisdiction; and in default thereof the party of the first part may enter said premises and make such repairs as may be necessary or for the purpose of complying with any governmental or departmental regulations or requirements and the cost thereof shall be a lien on said premises secured by this Agreement and shall be payable on demand with interest at the maximum legal rate per annum then prevailing that neither the value of the mortgaged premises nor the lien of the Mortgage extended by this Agreement will be diminished or impaired in any way by any act or omission of the party of the second part, his heirs, or by any subsequent owner of said premises, and that he will not do or permit to be done to, in, upon or about said premises or any part thereof, anything that may in any wise substantially impair the value thereof, or substantially weaken, diminish or impair the security of the Mortgage extended by this Agreement.

     6. That the party of the second part warrants the title to the premises.

     7. That in the event of a foreclosure of this Mortgage said premises may be sold in one parcel, any provision of law to the contrary notwithstanding.

     8. That the party of the second part will keep the buildings now erected and hereafter erected on said premises insured as may be required by the party of the first part from time to time against loss by fire and other hazards, casualties and contingencies, in such amounts and in such companies, and for such periods as the party of the first part shall require, and upon failure to so insure the party of the first part may have such insurance written and pay the premium thereon, and the principal sum, together with the amount paid for such insurance, shall, at the option of the party of the first part, immediately become due and payable. That the party of the second part will give immediate notice by mail to the party of the first part of any fire, damage or other casualty to the premises or of any conveyance, transfer or change of ownership of the premises. If the premises covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinbefore provided, the amounts paid by any insurance company pursuant to the contract of insurance shall to the extent of the indebtedness then remaining unpaid, be paid to the party of the first part, and, at its option, may be applied to the debt or released for the repairing or rebuilding of the premises.

     9. That the whole of the said principal sum and of any other sums of money secured by this Mortgage, extended by this Agreement shall, forthwith or thereafter, at the option of the party of the first part, become due and payable upon the happening of either of the following events, irrespective of whether or not the same be remedied by the party of the second part:

          (a) Failure to pay in full any aggregate monthly payment as required by the Amended and Restated Mortgage Note.

          (b) Failure of the party of the second part to perform or comply with any other covenant, agreement, term or condition of the Mortgage, extended by this Agreement, or of the Note also secured thereby in accordance with the terms hereof and thereof.

          (c) Default in any payment of principal or interest of any obligation for borrowed money other than the Amended and Restated Mortgage Note, including but not limited to the term loan of $300,000.00 executed contemporaneously herewith; or in the performance of any other term, condition or covenant contained in any agreement under which any such obligation is created, the effect of which default is to cause or permit the holder of such obligation to cause such obligation to become due and payable prior to its stated maturity date.

          (d) The default of any of the terms and conditions of any of the Loan Documents executed by the party of the second part and the expiration of any applicable cure periods contained therein.

          (e) Any event of default shall be automatically deemed to be a demand for payment by the Obligee and the entire remaining principal balance plus accrued interest shall become fully due and payable. Failure of the Bank to exercise said right of acceleration on the due date of payment on the indebtedness evidenced by, or indulgence granted by the holder to the Obligor from time to time shall in no event be considered or otherwise construed as a waiver of such right of acceleration or in any manner prohibit holder from exercising such right.

     10. In the event of the passage after the date of the Mortgage, extended by this Agreement of any law of the State of New York, deducting from the value of land for the purpose of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured by mortgage for State or local purposes, or the manner of the collection of any such taxes, so as to affect the Mortgage, extended by this Agreement, and the debt secured by this Agreement, the party of the first part shall have the right to give thirty (30) days written notice to the owner of the mortgaged premises requiring the payment of the mortgage debt. If such notice be given the said debt shall become due, payable and collectible at the expiration of said thirty (30) days.

     11. That in the event of any default hereunder, the rents and profits of said premises and all leases existing at the time of such default are hereby assigned to the party of the first part as further security for the payment of said indebtedness and the party of the first part is hereby empowered upon such default to enter upon and take possession of said premises and to let the said premises and collect all the rents therefrom which are due or to become due and to apply the same after payment of all necessary charges and expenses, on account of said indebtedness. A notice of default and of the entry and taking possession of said premises by the party of the first part, served upon the record owner of said premises personally, or by mail addressed to such owner at his last known address, shall be deemed to place the party of the first part in possession of said premises. The party of the second part, for himself, his heirs and all subsequent owners of said premises, further covenants and agrees that if the party of the second part or any subsequent owner of said premises occupies the same when an action or proceeding is commenced to foreclose the Mortgage extended by this Agreement, such occupant shall be deemed to be the tenant of the party of the first part and the party of the second part or such subsequent owner agrees to pay in advance upon demand to the holder of this Mortgage as a reasonable monthly rental for the premises an amount equivalent to one-twelfth of the aggregate of the twelve monthly installments payable in the then current year, plus the actual amount of the taxes, assessments, water rates and insurance premiums for such year not covered by the aforesaid monthly payments and in default of so doing such party of the second part or subsequent owner agrees to vacate and surrender the possession of said premises and the party of the first part shall be empowered upon such default to dispossess the party of the second part or any subsequent owner of said premises by the usual summary proceedings. This covenant shall become effective immediately after the happening of any such default, solely on the determination of the then holder of this Mortgage, who shall give notice of such determination to the party of the second part or subsequent owner of the mortgaged premises. In case of foreclosure and the appointment of a receiver of the rents, this covenant shall inure to the benefit of such receiver.

     12. That the party of the first part, its successors or assigns, in any action to foreclose the Mortgage extended by this Agreement, shall be entitled as a matter of right and without regard to the value of the premises above described or the solvency of the Mortgagor or of any owner of said premises, upon application to any court having jurisdiction, to the appointment of a receiver of the rents and profits of said premises and of the rental value of the portions, if any, of said premises occupied by the owner at the time being, which is to be fixed and which the owner agrees to pay, without notice to the party of the second part, his heirs, executors, administrators or assigns; and in such event the said rents and profits and rental value are hereby assigned to the holder of the Mortgage extended by this Agreement as further security for the payment of the said indebtedness. Upon the appointment of such receiver and the fixing by the Court of rent for the said premises and upon subsequent defaults by the Mortgagor or any owner in possession, said receiver shall have the right to institute and consummate proceedings to evict the said Mortgagor or any owner in possession, and upon obtaining a warrant from the Court of dispossession, he shall have the right to direct the Sheriff to evict said Mortgagor or any owner in possession.

     13. If any action or proceeding be commenced (including an action or proceeding to foreclose the Mortgage extended by this Agreement or to collect the debt secured thereby), to which action or proceeding the holder of this Mortgage is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the holder of this Mortgage for the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including reasonable counsel fees), shall be paid by the party of the second part, together with interest at the highest permissible rate (as more particularly set forth in the Amended and Restated Mortgage Note) and any such sum and the interest thereon shall be a lien on said premises, prior to any right, or title to, interest in or claim upon said premises attaching or accruing subsequent to the lien of this Mortgage and shall be deemed to be secured by the Mortgage extended by this Agreement and by the Note which it secures.

     14. That the party of the second part will not assign the rents or any part of the rents of the mortgaged premises to any third party without first obtaining the written consent of the party of the first part to such assignment.

     15. That the party of the second part will receive the advances secured by the Mortgage extended by this Agreement and will hold the right to receive such advances, as a trust fund to be applied first for the purpose of paying the cost of improvement and that he will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

     16. That the party of the second part within five days upon request in person or within ten days upon request by mail will furnish a statement of the amount due on this Mortgage.

     17. That notice and demand or request may be in writing and may be served in person or by mail, to be effective upon personal delivery or if by mail, three (3) business days after deposit of such notice and demand in the United States mail.

     18. That any and all awards heretofore made and hereafter to be made to the present and all subsequent owners of said premises, including any award and awards for change of grade of any street affecting said premises, which said award or awards are hereby assigned to the party of the first part who is hereby authorized and empowered to collect and receive such award and awards and to give proper receipts and acquittances therefor and to apply the same toward the payment of the amount owing on the Mortgage extended by this Agreement, notwithstanding the fact that the amount owing on the Mortgage extended by this Agreement, may not then be due and payable; and the party of the second part for himself, his heirs and all subsequent owners of said premises, covenants and agrees with the party of the first part, its successors and assigns, upon request by the holder of this Mortgage extended by this Agreement, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said award and awards to the holder of the Mortgage, extended by this Agreement, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

     19. That all fixtures and articles of personal property, now or hereafter attached to, or used in connection with the premises shall be deemed to be and form a part of the realty and are covered by the lien of the Mortgage, extended by this Agreement.

     20. That the Mortgage extended by this Agreement, is and will be maintained as a valid first lien on the premises.

     21. This Agreement may not be changed or modified orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     22. If more than one person joins in the execution of this Mortgage, and if any be of the feminine sex, the relative words herein shall be read as if written in the plural, or in the feminine gender, as the case may be, and the words "party of the second part" shall include their heirs, executors, administrators, successors and assigns.

     23. This Agreement shall be binding upon the heirs, executors, administrators, distributees, successors and assigns of the respective parties hereto.

     24. That the party of the second part, in consideration of the sum of one dollar paid, and in order to obtain this extension, does hereby covenant and declare to the party of the first part and to any subsequent holder of said Mortgage that said Mortgage is a valid first lien on the premises therein described for the amount of ONE MILLION EIGHT HUNDRED THOUSAND AND 00/100 ($1,800,000.00) DOLLARS, with interest at the rate of EIGHT AND ONE HUNDRED TWENTY FIVE ONE THOUSANDTHS (8.125%) PER CENT per annum and that there are no defenses or offsets to said Mortgage, nor to the Note which it secures, but all the provisions of said Note and Mortgage are unmodified and in force except as the same are modified by this Agreement; and the said party of the second part makes this covenant and declaration to induce any subsequent holder of said Bond and Mortgage to purchase the same in reliance thereon and represents that said TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. now own the premises described in said Mortgage.

     25. If the Mortgagor shall sell, transfer or otherwise dispose of the mortgaged premises, or any part thereof, without the prior consent in writing of the Mortgagee, the Mortgagee may, at its election, declare the entire indebtedness hereby secured to be immediately due and payable, without notice to the Mortgagor (which notice the Mortgagor hereby expressly waives) and upon such declaration the entire indebtedness hereby secured shall be immediately due and payable, anything herein or in any Bond, Note or obligation of the Mortgagor to the contrary notwithstanding.

     26. Mortgagee shall have the right, from time to time, to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     27. Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

     28. Mortgagor hereby represents and warrants to Mortgagee that, to the best of Mortgagor s knowledge, after due inquiry and investigation: (a) the Mortgaged Property is not in direct or indirect violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination, or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability
Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substance Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state super-lien and environmental clean-up statutes and all regulations adopted in respect to the foregoing laws (collectively, "Environmental Laws"); (b) the Mortgaged
Property is not subject to any private or governmental lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, raw materials, which include hazardous constituents, pollutants or contaminants, including without limitation, petroleum, tremolite, anthlophylie, actinolite or polychlorinated piphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively "Hazardous Substances"); (c) no Hazardous Substances are or have been (including the period prior to Mortgagor s acquisition of the Mortgaged Property), discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property other than in compliance with all Environmental Laws; (d) no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect the Mortgaged Property; and (e) no underground storage tanks exist on any of the Mortgaged Property.
So long as Mortgagor owns or is in possession of the Mortgaged Property, Mortgagor (i) shall keep or cause the Mortgaged Property to be kept free from Hazardous Substances and in compliance with all Environmental Laws, (ii) shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Substances on or near the Mortgaged Property and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and/or if Mortgagor shall become aware of any condition on or near the Mortgaged Property which shall pose a threat to the health, safety or welfare of humans, (iii) shall remove such Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law (or as shall be required by Mortgagee in the case of removal which is not required by law, but in response to the opinion of a licensed hydrogeologist, licensed environmental engineer or other qualified consultant engaged by Mortgagee ("Mortgagee s Consultant)), promptly after Mortgagor becomes aware of same, at Mortgagor s sole expense and (iv) shall comply with all of the recommendations contained in the environmental report which was delivered to Mortgagee in connection with the origination of the Loan. Nothing herein shall prevent Mortgagor from recovering such expenses from any other party that may be liable for such removal or cure. The obligations and liabilities of Mortgagor under this Paragraph 28 shall survive any termination, satisfaction or assignment of this Mortgage and the exercise by Mortgagee of any of its rights or remedies hereunder, including, without limitation, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     29. Mortgagor represents and warrants that, to the best of Mortgagor s knowledge, after due inquiry and investigation, no asbestos or any substance or material containing asbestos
("Asbestos") is located on the Mortgaged Property except as may have been disclosed in an environmental report delivered to Mortgagee prior to the date of this Mortgage. Mortgagor shall not install in the Mortgaged Property, nor permit to be installed in the Mortgaged Property, Asbestos and shall remove any Asbestos promptly upon discovery to the satisfaction of Mortgagee, at Mortgagor s sole expense. Mortgagor shall, in all instances, comply with, and ensure compliance by all occupants of the Mortgaged Property with, all applicable federal, state, and local laws, ordinance, rules and regulations with respect to Asbestos, and shall keep the Mortgaged Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Mortgagor receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Mortgaged Property, Mortgagor shall immediately notify Mortgagee. The obligations and liabilities of Mortgagor under this Paragraph 29 shall survive any termination, satisfaction or assignment of this Mortgage and the exercise by Mortgagee of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     30. Mortgagor shall give prompt written notices to Mortgagee of (a) any proceeding or inquiry by any party with respect to the presence of any Hazardous Substance or Asbestos on, under, from or about the Mortgaged Property; (b) all claims made or threatened by any third party against Mortgagor or the Mortgaged Property relating to any loss or injury resulting from any Hazardous
Substance or Asbestos; and (c) Mortgagor s discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Mortgagor shall permit Mortgagee to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law or Hazardous Substance, and Mortgagor shall pay all attorneys fees and disbursements incurred by Mortgagee in connection therewith. Upon Mortgagee s request, at any time and from time to time while this Mortgage is in effect, Mortgagor shall provide (i) an inspection or audit of the Mortgaged Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Mortgagee indicating the presence or absence of Hazardous
Substances on, in or near the Mortgaged Property, and (ii) an inspection or audit of the Mortgaged Property prepared by a duly qualified engineering or consulting firm approved by Mortgagee, indicating the presence or absence of Asbestos on the Mortgaged Property. The cost and expense of such audit or inspection shall be paid by Mortgagor not more frequently than once every five (5) calendar years after the occurrence of a Secondary Market
Transaction unless Mortgagee, in its good faith judgment, determines that reasonable cause exists for the performance of an environmental inspection or audit of the Mortgaged Property, then such inspections or audits described in the preceding sentence shall be at Mortgagor s sold expense. If Mortgagor fails to provide any inspection or audit required pursuant to this Paragraph 30 within thirty (30) days after such request, Mortgagee may order same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Mortgaged Property and a license to undertake such inspection or audit. The cost of such inspection or audit may be added to the Debt and shall bear interest thereafter until paid at the Default Rate. In the event that any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for Asbestos or any Hazardous Substance, Mortgagor shall cause such operations and maintenance plan to be prepared and implemented at Mortgagor s expense upon request of Mortgagee. In the event that any investigation, site monitoring, containment cleanup, removal, restoration or other work of any kind is reasonably necessary or desirable under an applicable Environmental Law (the "Remedial Work"), Mortgagor shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by Mortgagee for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors approved in advance by Mortgagee, and under the supervision of a consulting engineer approved by Mortgagee. All costs and expenses of such Remedial Work shall be paid by Mortgagor including, without limitation, Mortgagee s reasonable attorneys fees and disbursements incurred in connection with monitoring or review of such Remedial Work. In the event Mortgagor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Mortgagee may, but shall not be required to, cause such Remedial
Work to be performed and all costs and expenses thereof, or incurred in connection therewith, may be added to the Debt and shall bear interest thereafter until paid at the Default Rate.

     31.  Handicapped Access:

          (a) Mortgagor agrees that the Mortgaged Property shall at all times strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, if applicable, all State and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "Access Laws").

          (b) Notwithstanding any provisions set forth herein or in any other document regarding Mortgagee s approval of alterations of the Mortgaged Property, Mortgagor shall not alter the Mortgaged Property in any manner which would increase Mortgagor s responsibilities for compliance with the applicable Access Laws without the prior written approval of Mortgagee. The foregoing shall apply to tenant improvements constructed by Mortgagor or by any of its tenants. Mortgagee may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer or other person acceptable to Mortgagee.

          (c) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     32. In addition to any other indemnifications provided herein or in the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys fees and disbursements), imposed upon or incurred by or asserted against Mortgagee by reason of (a) ownership of this Mortgage, the Mortgaged Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, non-use or condition in, on or about the mortgaged property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance or Asbestos on, from, or affecting the Mortgaged Property; (g) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance or Asbestos;
(h) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance or Asbestos;
(i) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Substance or Asbestos including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs and litigation expenses; (j) any failure of the Mortgaged Property to comply with any Access Laws; (k) any representation or warranty made in the Note, this Mortgage or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warranty was made; (l) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Mortgaged Property or any part thereof under any legal requirement or any liability asserted against Mortgagee with respect thereto; and (m) the claims of any lessee of any or any portion of the Mortgaged Property for any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease. Any amounts payable to Mortgagee by reason of the application of this paragraph shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate from the date of loss or damage is sustained by Mortgagee until paid. The obligations and liabilities of mortgagor under this Paragraph 32 shall survive the termination, satisfaction, or assignment of this Mortgage and the exercise by Mortgagee of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     33. That if the mortgaged premises shall be abandoned or vacated by the Mortgagors or any successors in title, the Mortgagee shall be entitled to take possession of the same to protect and conserve its security.

     34. The Obligor may prepay the obligation secured by this Agreement at any time provided that it notifies the Mortgagee within thirty (30) days of its intent to do so and pays the following prepayment fees:

          (a) Prepayment for years 1 through 3 of the Mortgage (up to 36 months from the execution of the Note) the Mortgagor shall be required to pay a prepayment fee of three (3%) percent of the principal prepayment made on the mortgage at the time of prepayment.

          (b) Any prepayment after the third anniversary date of the Mortgage until the maturity date of the Mortgage shall require the Obligor to pay a prepayment fee of one (1%) percent of the principal prepayment made on the Mortgage at the time of payment.

     35. The Mortgagee by its duly authorized agent or agents shall have the right to enter into and upon said premises or any part thereof at all reasonable hours for the purpose of examining same and if denied or refused the right to enter into such premises or any part thereof for the purposes herein provided by the Mortgagors, its agents, servants, employees or licensees or if interfered with upon making said examination, the whole of said principal sum shall become due at the option of the Mortgagee.

     36. It is agreed that all additions or replacements of any chattel, fixture or article of personal property presently installed or to be installed in the future on the mortgaged premises in connection with the operation of the business as presently operated on the premises are intended to be and shall be deemed to be permanently installed and integrated onto the premises as real property now covered by the lien of this Mortgage. The Mortgagors hereby authorize the Mortgagee to file any financing statements necessary under the Uniform Commercial Code in order to protect its security interest without requiring the signature of the Mortgagors herein.

     37. Upon payment in full of the indebtedness secured by this Mortgage, the Mortgagors shall be entitled to a Satisfaction of Mortgage which shall be prepared by the attorneys for the Mortgagee, at the sole cost and expense of the Mortgagors.

     38. The Mortgagor agrees that it shall not further mortgage, pledge, transfer, assign or otherwise encumber the property covered by the lien of this mortgage without the prior written approval of the Mortgagee.

     39. The Mortgagor shall submit to the Mortgagee its quarterly 10K report, which it is required to file pursuant to the Rules of the Securities and Exchange Commission as a public company. Mortgagor shall also submit, annually, its annual required 10K report and all reports shall be delivered within ninety (90) days from the close of the Mortgagor s fiscal quarter or fiscal year.
In the event the Mortgagor is no longer required to file these 10K reports, Mortgagor shall be obligated to provide such quarterly and annual reports as required by the Mortgagee.

     40. Mortgagor agrees that it shall maintain a bank account with the Mortgagee and maintain sufficient funds in said account so that all payments due under this Consolidated and Extended Mortgage and the Amended and Restated Mortgage Note shall be automatically debited from the account on its due date. A failure by the Mortgagor to maintain an account with sufficient funds to pay the amount due under this obligation on its due date shall be deemed an Event of Default.

     41. This Mortgage agreement and all Loan Documents pertaining hereto shall be construed in accordance with the Laws of the State of New York.

     42. The Mortgagor hereby mortgages unto the Mortgagee all that certain plot, piece or parcel of land situate, lying and being in the Town of Southeast, County of Putnam and State of New York as more accurately bound and described on Schedule "A" annexed hereto and made a part hereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.



IN PRESENCE OF:               TOUCHSTONE APPLIED SCIENCE
                              ASSOCIATES, INC.



                              BY:  /s/ ANDREW L. SIMON
                                   ---------------------------
                                   ANDREW L. SIMON, PRESIDENT



                              MSB BANK



                              BY:  /s/ SALVATORE BELFIGLIO
                                   ---------------------------
                                   SALVATORE BELFIGLIO
                                   ASSISTANT VICE PRESIDENT

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ORANGE    )

     On the 28 day of August, 1997 before me personally came ANDREW
L. SIMON, to me known, who, being by me duly sworn, did depose and say that he resides at No. Hunterbrook Rd, Yorktown Hts, NY 10598 that he is the President of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.




                                   /s/ MAUREEN CRUSH
                                   ---------------------------
                                   Notary Public

                                   MAUREEN CRUSH
                                   Notary Public, State of New York
                                   No. 4892935
                                   Qualified in Greene County
                                   Commission Expires 4/13/99
STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ORANGE    )

     On the 28 day of August, 1997 before me personally came SALVATORE BELFIGLIO to me known, who, being by me duly sworn, did depose and say that he has offices at No. 35 Matthews Street, Goshen, New York that he is the Assistant Vice President of MSB BANK, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.




                                   /s/ LINDA J. BERTHIAUME
                                   --------------------------
                                   Notary Public

                                   LINDA J. BERTHIAUME
                                   Notary Public, State of New York
                                   No. 01DI5024690
                                   Qualified in Orange County
                                   Commission Expires 3-14-98

P - 15960
E - 190627
                            SCHEDULE A



ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Southeast, County of Putnam and State of New York, known and designated as Lot NO. 4 as shown on a certain map entitled, 'SUBDIVISION PLAT OF HARDSCRABBLE HEIGHTS SITUATE IN THE TOWN OF SOUTHEAST, COUNTY OF PUTNAM, STATE OF NEW YORK', dated July 9, 1985, revised August 6, 1985 and revised October 3, 1985, filed October 22, 1985 in the Putnam County Clerk's Office, as Map No. 2088, being bounded and described as follows:

BEGINNING at a point in the southerly line of Field's Lane being the northwesterly corner of Lot No. 4 herein described and the northeasterly corner of Lot No. 5 as shown on the above referenced map;

Thence following the southerly line of Field's Lane, North 84o
48' 00" East a distance of 44.76 feet to a point of curvature, said point being the intersection of the line of Lot No. 4 and the southwesterly line of Hardscrabble Heights Drive;

Thence following the southwesterly line of Hardscrabble Heights
Drive on a curve to the right having a radius of 52.58 feet, a distance of 74.20 feet to a point of reverse curvature;

Thence along a curve to the left having a radius of 225.00 feet a distance of 186.50 feet to a point of tangency;

Thence South 61o 50' 00" East a distance of 157.20 feet to a point being the northeasterly corner of Lot No. 4 and the northwesterly corner of Lot No. 6;

Thence along the line of Lot No. 6 and leaving the southwesterly line of Lot No. 6 and leaving the southwesterly line of Hardscrabble Heights Drive, South 04o 40' 00" West a distance of
241.88 feet to a point in the line of Lot No. 9;

Thence along Lot No. 9, North 85o 20' 00" West a distance of 370.00 feet to a point in the line of Lot No. 5;

Thence along Lot No. 5 North 04o 40' 00" East a distance of 464.63 to the point and place of BEGINNING.